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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                JANUARY 21, 2002

                                 INVESTOOLS INC.

              Exact Name of Registrant as Specified in its Charter


          DELAWARE                     0-31226                   76-0685039
------------------------------  -------------------------  --------------------
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)


           5959 CORPORATE DRIVE,
       SUITE 2000, HOUSTON, TEXAS                          77036
 ----------------------------------------               ------------
 (Address of principal executive offices)                (zip code)


                                 (281) 588-9700
                 ----------------------------------------------
              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous Independent Accountants

(i) On January 21, 2002, INVESTools Inc. (the Registrant) dismissed BDO Seidman, LLP as the independent accountant for Registrant's accounting predecessor entity, ZiaSun Technologies, Inc. ("ZiaSun"), the Registrant's predecessor entity for accounting purposes.

(ii) The report of BDO Seidman, LLP on the financial statements for ZiaSun for the year ended December 31, 2000, which financial statements are the only financial statements of ZiaSun audited by BDO Seidman, LLP, did not contain an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The dismissal of BDO Seidman, LLP was recommended and approved by the Audit Committee of the Board of Directors of the Registrant.

(iv) During the Registrant's fiscal year ended December 31, 2000, which is the date of the most recent financial statements of ZiaSun audited by BDO Seidman, LLP, and from such date through January 21, 2002, there have been no disagreements with BDO Seidman, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP would have caused them to make reference thereto in their reports on the consolidated financial statements for such years.

(v) During the Registrant's fiscal year ended December 31, 2000, which is the date of the most recent financial statements of ZiaSun audited by BDO Seidman, LLP, and from such date through January 21, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(vi) The Registrant has provided BDO Seidman, LLP with a copy of the disclosure it is making in response to Item 304(a) of Regulation S-K. The Registrant has requested BDO Seidman, LLP to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Form.




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. The following exhibits are filed as part of this report:

16.1 Letter, dated January 23, 2002, from BDO Seidman, LLP to the Securities and Exchange Commission.

16.2 Letter, dated January 23, 2002, from BDO Seidman, LLP to INVESTools Inc.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





           DATED: JANUARY 23, 2002


                                                INVESTOOLS INC.


                                                BY: /s/ PAUL A. HELBLING
                                                    PAUL A. HELBLING
                                                    CHIEF FINANCIAL OFFICER





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